UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2024, ToughBuilt Industries, Inc. (the “Company”) received a delinquency notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Company has not yet filed its Form 10-Q for the quarter ended March 31, 2024 (the “Form 10-Q”) and because the Company remains delinquent in filing its Form 10-K for the year ended December 31, 2023 (the "Form 10-K"), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires listed companies to timely file all periodic financial reports with the Securities and Exchange Commission (the “SEC”).

The Notice has no immediate effect on the listing of the Company's shares on Nasdaq. However, if the Company fails to timely regain compliance with the Rule, the Company's common stock will be subject to delisting from Nasdaq.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 25, 2024, the Company received a separate delinquency notification (the “Initial Notice”) from Nasdaq advising the Company that due to the failure to timely file its Form 10-K, the Company is not in compliance with the Rule. In the Initial Notice and reiterated by Nasdaq in the May 22, 2024 Notice, the Company has 60 days, or until June 8, 2024, to submit a plan to Nasdaq to regain compliance with respect to the late Form 10-K and Form 10-Q. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of its Form 10-K, or until October 14, 2024, to file the late Form 10-K and Form 10-Q to regain compliance with the Rule. If Nasdaq does not accept the Company’s plan, Nasdaq will issue a determination indicating that the Company is subject to delisting. If that occurs, the Company may request a hearing before a Hearing Panel to review the determination. There can be no assurance, however, that Nasdaq will accept the Company’s plan or grant an exception period, that any hearing would be successful, or that the Company will be able to regain compliance within the deadline or any exception period that may be granted or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules.

Item 7.01 Regulation FD Disclosure.

On May 24, 2024, the Company issued a press release announcing the Company’s receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: May 24, 2024	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer